JAG LARGE CAP GROWTH FUND

Class A: JLGAX     Class C: JLGCX    Class I: JLGIX

November 6, 2013

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated  February 1, 2013, and should be read in conjunction with such Prospectus and Summary Prospectus, and any Supplement to the Prospectus.

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Effective November 1, 2013, Class C shares of the Fund will no longer be subject to the 1% contingent deferred sales charge (“CDSC”) on shares redeemed less than one year after purchase. Class C shares purchased prior to November 1, 2013 redeemed less than one year from the purchase date will remain subject to the CDSC.

Accordingly, the following changes are made to the Prospectus:

1) The fee and expense table contained under the section of the Prospectus entitled “Fund Summary: JAG Large Cap Growth Fund – Fees and Expenses” is deleted in its entirety and replaced with the following fee and expense table:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%	None[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.17%	1.17%	1.17%
Total Annual Fund Operating Expenses	2.42%	3.17%	2.17%
Fee Waiver and/or Expense Reimbursement [2]	(0.67)%	(0.67)%	(0.67)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	2.50%	1.50%

1 Class C shares purchased prior to November 1, 2013 are subject to a 1.00% CDSC on all shares redeemed less than one year after the date of purchase.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding certain fees and expenses) to 1.50% for all share classes through January 31, 2014.  This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund  in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

2) The section of the prospectus entitled “How to Buy Shares – Class C Shares” is deleted in its entirety and replaced with the following:

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to an annual 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated February 1, 2013, and any Supplement to the Prospectus or SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-723-3589 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

STATEMENT OF ADDITIONAL INFORMATION

JAG Large Cap Growth Fund

Class A: JLGAX     Class C: JLGCX   Class I: JLGIX

a series of

Mutual Fund Series Trust

17605 Wright Street

Omaha, Nebraska 68130

November 6, 2013

Supplement dated November 6, 2013 to the Statement of Additional Information (“SAI”) dated February 1, 2013 and any supplement to the SAI.

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The first paragraph under the section of the Fund’s SAI entitled “Distributor – 12b-1 Plans” is replaced in its entirety with the following paragraph:

The Fund has adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing.  Under the Fund’s Plan related to the Class A Shares, the Fund incurs an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”).  Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fee”).

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated February 1, 2013 and any Supplement to the Prospectus or SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-552-4596 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.